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                                                                   EXHIBIT 10.39

                       FIRST AMENDMENT TO OPTION AGREEMENT


                  THIS FIRST AMENDMENT TO OPTION AGREEMENT ("FIRST AMENDMENT") is made as of the ___ day of November, 1996, by and between C/N Horsham Towne Limited Partnership, a Pennsylvania limited partnership, having an address c/o The Nichols Company, 16 Campus Boulevard, Newtown Square, Pennsylvania 19073 (hereinafter called "OPTIONOR"), and Brandywine Operating Partnership, L.P., a Delaware limited partnership, having an address c/o Brandywine Realty Trust, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania 19073 (hereinafter called "OPTIONEE").

                                   BACKGROUND

                  A. Optionor and Optionee are parties to a certain Option Agreement dated the 22nd day of August, 1996 (the "AGREEMENT") pursuant to which Optionor granted to Optionee the right and option (the "OPTION") to acquire certain tracts or parcels of ground, and all improvements thereon, located at 255, 355, 455 and 555 Business Center Drive, Horsham, Pennsylvania, 19044, all as more fully described in Exhibit "A" to the Agreement, and therein and herein referred to as the "Property".

                  B. Optionor and Optionee desire to amend the Agreement to redefine the Exchange Price (as such term is defined in the Agreement) and for certain other purposes, all as more fully set forth herein.

                                    AGREEMENT

                  The parties hereto, in consideration of the sum of Ten ($10.00) Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, agree as follows:

                  1. Paragraph 1 of the Agreement is hereby amended and restated in its entirety as follows:

                  Optionor does hereby grant to Optionee the right and option (the "OPTION") to acquire the Property for the Exchange Price (as defined below), and otherwise upon the terms and conditions set forth herein. The Optionee may exercise the Option by delivering written notice to the Optionor and New England Mutual Life Insurance Company (the "LENDER") in accordance with Section 16 of this Agreement at any time during the Option Period (as defined below), or during any extension thereof.



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                  2. Paragraph 4 of the Agreement is hereby amended and restated
in its entirety as follows:

                  The Exchange Price for the Property (the "EXCHANGE PRICE") shall be equal to Ten ($10.00) Dollars, plus Optionee's assumption of all sums due and owing under the note, mortgage and any other loan document evidencing or securing the mortgage loan encumbering the Property at the time the Option is exercised.


                  3. Paragraph 6 of the Agreement is hereby amended by the addition of the following sentence:

                  Consent of the holder of the mortgage on the Property for conveyance of the Property under and subject to the mortgage shall include a statement by the holder as to the status of outstanding defaults thereunder (declared or otherwise), and a confirmation of all sums due and owing under the mortgage obligation as of the date of such statement.


                  4. Paragraph 16 of the Agreement is hereby amended by changing the notice address for Optionee to the following address:

                           Gerard H. Sweeney, President & CEO
                           Brandywine Realty Trust
                           16 Campus Boulevard
                           Suite 150
                           Newtown Square, PA  19073

                  5. Paragraph 17 of the Agreement is hereby amended and restated in its entirety as follows:

                  During the term of this Agreement, Optionor shall have the right to fund the costs incurred by Optionor with respect to new leases for space in the Property (including, but not limited to, costs of tenant improvements, brokerage commissions and legal fees) through capital loans made by Optionor or an affiliate for such purpose ("CAPITAL IMPROVEMENT LOANS"). All such Capital Improvement Loans shall bear interest at the prime rate and shall be payable out of cash flow from the Property remaining after payments of third party debt. Upon exercise by Optionee of the Option, Optionor shall advise Optionee if any Improvement Loan

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                  will remain outstanding at Closing hereunder. Optionee shall assume all obligations under any such Capital Improvement Loans outstanding at Closing, and shall indemnify and hold Optionor harmless from any obligations accruing under any such Loan after the date of Closing. Anything herein contained to the contrary notwithstanding, from and after this date, Optionor shall not assume or incur additional indebtedness for capital improvements to the Property without the prior written consent of Optionee, which consent shall not be unreasonably withheld, conditioned or delayed.

                  6. Except to the extent expressly modified hereby, all of the terms, conditions, covenants and agreements contained in the Agreement shall remain in full force and effect and unmodified hereby, and as such, the Agreement is hereby ratified and affirmed by Optionor and Optionee.

                  IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement the day and year first above written.

                                    OPTIONOR:

                                    C/N HORSHAM TOWNE
                                    LIMITED PARTNERSHIP,
                                    A PENNSYLVANIA LIMITED PARTNERSHIP


                                    BY:______________________________________/S/


                                    OPTIONEE:

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.
                                             BY:  BRANDYWINE REALTY TRUST,
                                                      ITS GENERAL PARTNER



                                    BY:______________________________________/S/
                                             GERARD H. SWEENEY, PRESIDENT & CEO


                          [Continued on the next page]


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The address of the above-named Optionee is:

c/o      Brandywine Realty Trust
         16 Campus Boulevard
         Suite 150
         Newtown Square, PA  19073


         By:________________________________________
              Name:_________________________________
              Title:________________________________,
                     On behalf of Optionee



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